Geovic Initiates Cornudas Mountains Advanced
Metals Exploration Program, New Mexico

28 April, 2011 – Denver, CO - Geovic Mining Corp. (“Geovic” or “the Company”, TSX:GMC, OTCBB:GVCM) is pleased to announce that it has completed the staking of five square miles (13 sq. km) of mining claims at its Cornudas Mountains exploration prospect in southern New Mexico. Initial work completed by the Company indicates that the Cornudas Mountains claims host an alkaline laccolithic intrusion that contains significant concentrations of the heavy rare earth enriched mineral eudialyte. In addition to the rare earths, significant enrichment in zirconium, hafnium, tantalum, tin, yttrium and niobium have been confirmed.

Project Background

Detailed surface geologic mapping and sampling programs carried out over the past six-months has established the geological potential of the higher grade resource areas located on the new claims block. The nepheline syenite host rocks are characterized by mineral-filled cavities which contain on average 10% eudialyte, ranging up to 30% in analyses completed to date. Eudialyte is typically comprised of 11.8% zirconium and 2.5% to 5% rare earths, preferentially enriched in the more valuable heavy element suite. Preliminary laboratory tests indicate that the crushed eudialyte-bearing rock samples may be easily and inexpensively processed and leached, producing high-value mineral concentrates as well as a potential fiber-glass/bottle-glass byproduct.

Geovic scientists working together with researchers at the Minerals Engineering Centre of Dalhousie University have devised a new ore beneficiation technology through a combination of physical and chemical separation techniques that were refined to take advantage of the unique properties of eudialyte. This new technology, together with proprietary hydrometallurgical extraction protocols, could lead to the development of a new class of rare earth ore deposit. Moreover, this research work found that 75% of the gangue minerals of the host rock can also be utilized as a nepheline-feldspar byproduct, an essential component of green products such as fiberglass insulation and recyclable glass containers and bottles.

In a publication released in October 2010 by the United States Geological Survey entitled “The Principal Rare Earth Elements Deposits of the United States,” it is stated that the Wind Mountain portion of the Cornudas Mountains area where the Company’s claims are located hosts dikes and sills of nepheline syenite and syenite, at least some of which “ …contain thorium, uranium and rare earth elements (REE) mineralization. The alkaline dikes and sills reportedly also contain anomalous concentrations of beryllium (Be), niobium (Nb), lithium (Li), nickel (Ni), tin (Sn), zirconium (Zr), and fluorine (F, in fluorite). Other analyses reported in the USGS publication from Wind Mountain listed concentrations of 70 ppm lanthanum (La), 270 ppm neodymium (Nd), and 242 ppm yttrium (Y).The publication further states that “ However, a full rare earth elements resource evaluation of the Wind Mountain uplift would require much more sampling than has been completed thus far.” While these reported whole- rock concentrations are relatively low, the apparent ability to substantially upgrade and process a eudialyte concentrate significantly enhances the potential economic viability of the project. The Cornudas Mountains claims have the potential to host a large advanced metals resource capable of becoming a long-life small scale limited impact mining operation which would strongly support long-term growth in the local economy.

“The Eudialyte mineral is the host to all the advanced minerals of interest. The key is to concentrate the mineral and process it separately, which is what we have done on a small scale test basis. These advances in processing technology and scientific research are quite exciting…”, comments Company founder William Buckovic, who further notes: “If this exploration project works out the way we expect, it will enable production of many key ingredients for materials essential to the new “Greentech” (green technology) and national defense systems industries, with limited impact on our environment.

2011 Work Program

Geovic has filed its initial work program for consideration by the Bureau of Land Management and New Mexico Mining and Minerals Division. This program consists of a first-stage “minimal impact” (disturbed area of less than 0.8 acre) drilling program to test the extent and grade of subsurface mineralization in a small portion of the claimed area.

This low impact program will utilize a portable hand-operated “Winkie” drill to complete several shallow core holes. The drill will be carried to each of the pre-approved drill sites and the small quantity of water necessary for the drilling operation will be pumped in temporary water lines to the sites using water trucked in on existing roads, thereby eliminating the need for any new roads or heavy equipment in the area. A more extensive program would follow later in the year, pending the success of the initial program and further approvals.

Rare earths include a number of strategic metals critical to the industrial and green movement in America. Recent legislation has been introduced by the Federal government supporting the immediate development of prospective rare earth deposits in the USA. The critical importance of these advanced metals to all aspects of energy and industrial development are driving the re-prioritization of such developments nation-wide. The Cornudas Mountains prospect has the potential to supply a portion of long term advanced metals needs.

Mr. Gary R. Morris, Senior Vice President of the Company and a registered professional geologist is the Qualified Person, as defined by Canadian National Instrument 43-101, responsible for the technical information contained in this press release.

Geovic Mining Background

Geovic is a U.S.-based corporation whose principal asset is 60.5% ownership of a significant cobalt-nickel-manganese deposit in the Republic of Cameroon, Africa. Additional Company information may be found on the websites www.geovic.net, www.sedar.com, and www.sec.gov. For more information, please contact:

San Diego Torrey Hills Capital Direct (858) 456-7300 info@torreyhillscapital.com

On behalf of the Board John E. Sherborne, Director President Geovic New Ventures

Cautionary Note Regarding Forward Looking Statements

Statements contained in this press release that are not historical facts are forward-looking statements (within the meaning of Canadian securities legislation) that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect to the timing and completion of necessary exploration activities, timely receipt of required regulatory approvals, demand for the various advanced metals or respective concentrates; future prices of metals; the estimation of mineral resources; the timing and amount of estimated future capital expenditures; costs and timing of development of new deposits; and success of exploration activities, permitting time lines, requirements for additional capital, government regulation of operations, environmental risks, unanticipated reclamation expenses, title disputes or claims and limitations on insurance coverage. In certain cases, forward-looking statements can be identified by the use of words such as “proposes”, “expects”, “is expected”, “scheduled”, “estimated”, “intends”, or variations of such words and phrases or state that certain actions, events or results “will” occur. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others, risks related to operations; actual results of planned exploration activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of metals; failure of plant, equipment or processes to operate as anticipated; accidents, labor disputes, other risks of the mining industry, delays in obtaining governmental approvals and other factors as described in detail in the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.